UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2007

NuStar GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation		Identification No.)

2330 N. Loop 1604 West
San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

_______________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Non-employee Directors

The Board of Directors of NuStar GP Holdings, LLC, upon the recommendation of the Compensation Committee of the Board increased the annual retainer fee paid to the directors to $35,000 and increased the annual grant of restricted units of NuStar GP Holdings, LLC to $40,000. No other changes were made to the compensation arrangements described in NuStar GP Holdings, LLC’s proxy statement filed March 26, 2007. The changes were made retroactively effective to July 1, 2007. The annual retainer is paid in monthly installments and the restricted units are granted three business days after NuStar GP Holdings, LLC’s third quarter earnings release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar GP Holdings, LLC

Date: August 21, 2007	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Assistant Secretary